SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



Form 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report:
February 27, 1995



Salomon Inc
(Exact name of registrant as specified in its charter)




Delaware                    1-4346               22-1660266
(State of Incorporation) (Commission File No.)  (IRS
                                                 Employer Identification No.)




Seven World Trade Center, New York, New York       10048
(Address of Principal Executive Offices)         (Zip Code)



(212) 783-7000
(Registrant's Telephone No.)
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Item 5.  Other Events

On February 27, 1995, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99 and incorporated herein by reference in its entirety.

Kenneth K. Marshall is now the acting Chief Accounting Officer and Controller of Salomon Inc.


Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits

         Exhibits:

        (99)  Press release dated February 27, 1995

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SALOMON INC
                                       (Registrant)


Date:  February 27, 1995          By: /s/  Jerome H. Bailey
                                           Chief Financial Officer